Amendment No. RI0218H

AMENDMENT
TO THE
MASTER LOAN AGREEMENT

THIS AMENDMENT is entered into as of June 30, 2014, between **FARM CREDIT SERVICES OF AMERICA, FLCA AND FARM CREDIT SERVICES OF AMERICA, PCA** (collectively, "Lead Lender") and **LINCOLNWAY ENERGY, LLC, Nevada, Iowa** (the "Company").

BACKGROUND

Lead Lender and the Company are parties to a Master Loan Agreement dated August 21, 2012 (such agreement, as previously amended, is hereinafter referred to as the "MLA"). Lead Lender and the Company now desire to amend the MLA. For that reason, and for valuable consideration (the receipt and sufficiency of which are hereby acknowledged), Lead Lender and the Company agree as follows:

1. Section 2 of the MLA is hereby amended and restated to read as follows:

SECTION 2. Sale of Participation Interests and Appointment of Administrative Agent. The Company acknowledges that concurrent with the execution of this Master Loan Agreement and related Supplements, Lead Lender is selling a participation interest in this Master Loan Agreement and Supplements to CoBank, FCB, an affiliate of CoBank, ACB. Pursuant to an Administrative Agency Agreement and Intercreditor Agreement dated August 21, 2012 ("Agency Agreement"), Lead Lender has appointed CoBank, ACB ("CoBank") to act as Administrative Agent ("Agent") to act in place of Lead Lender hereunder and under the Supplements and any security documents to be executed thereunder. All funds to be advanced hereunder shall be made by Agent, all repayments by the Company hereunder shall be made to Agent, and all notices to be made to Lead Lender hereunder shall be made to Agent. Agent shall be solely responsible for the administration of this agreement, the Supplements and the security documents to be executed by the Company thereunder and the enforcement of all rights and remedies of Lead Lender hereunder and thereunder. The Company acknowledges the appointment of Agent and consents to such appointment.

2. Section 9(H)(7) of the MLA is hereby amended and restated to read as follows:

SECTION 9. Affirmative Covenants. Unless otherwise agreed to in writing by Agent while this agreement is in effect, the Company agrees to and with respect to Subsections 9(B) through 9(G) hereof, agrees to cause each Subsidiary to:

(H) Reports and Notices. Furnish to Agent:

(7) **Compliance Certificates.** Together with each set of financial statements furnished to Agent pursuant to Section 9(H) hereof, a certificate of an officer or employee of the Company acceptable to Agent, in the form attached as Exhibit "A" hereto: (a) certifying that no Event of Default or Potential Default occurred during the period covered by such statement(s) or, if an Event of

Default or Potential Default occurred, a description thereof and of all actions taken or to be taken to remedy same; and (b) setting forth calculations showing compliance with the financial covenants set forth in Section 11 hereof.

3. Section 10(K) of the MLA is hereby amended and restated to read as follows:

SECTION 10. Negative Covenants. Unless otherwise agreed to in writing by Agent, while this agreement is in effect the Company will not:

(K) Dividends, Etc. Declare or pay any dividends, or make any distribution of assets to the stockholders, or purchase, redeem, retire or otherwise acquire for value any of its capital stock, or allocate or otherwise set apart any sum for any of the foregoing, except that in any fiscal year of the Company, the Company may pay dividends in an amount up to 100% of its net income as confirmed by the Company's annual audit. After receipt of the annual audit, dividend(s) may be paid in a subsequent fiscal year as long as compliance with all covenants is maintained at time of dividend disbursement(s) on a present and proforma basis.

4. Section 11(A) of the MLA is hereby amended and restated to read as follows:

SECTION 11. Financial Covenants. Unless otherwise agreed to in writing, while this agreement is in effect:

(A) Working Capital. The Company will have at the end of each period for which financial statements are required to be furnished pursuant to Section 9(H) hereof an excess of current assets over current liabilities (both as determined in accordance with GAAP consistently applied) of not less than $10,000,000.00, except that in determining current assets, any amount available under the Revolving Term Loan Supplement (less the amount that would be considered a current liability under GAAP if fully advanced) hereto may be included.

5. Except as set forth in this amendment, the MLA, including all amendments thereto, shall continue in full force and effect as written.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized officers as of the date shown above.

FARM CREDIT SERVICES OF AMERICA, FLCA AND FARM CREDIT SERVICES OF AMERICA, PCA	**LINCOLNWAY ENERGY, LLC**
By: ______________	By: [signature]
Title: ______________	Title: Interim Chief Financial Officer

GS/00031748/V1

7/17/14
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Default or Potential Default occurred, a description thereof and of all actions taken or to be taken to remedy same; and (b) setting forth calculations showing compliance with the financial covenants set forth in Section 11 hereof.

3. Section 10(K) of the MLA is hereby amended and restated to read as follows:

SECTION 10. Negative Covenants. Unless otherwise agreed to in writing by Agent, while this agreement is in effect the Company will not:

(K) Dividends, Etc. Declare or pay any dividends, or make any distribution of assets to the stockholders, or purchase, redeem, retire or otherwise acquire for value any of its capital stock, or allocate or otherwise set apart any sum for any of the foregoing, except that in any fiscal year of the Company, the Company may pay dividends in an amount up to 100% of its net income as confirmed by the Company's annual audit. After receipt of the annual audit, dividend(s) may be paid in a subsequent fiscal year as long as compliance with all covenants is maintained at time of dividend disbursement(s) on a present and proforma basis.

4. Section 11(A) of the MLA is hereby amended and restated to read as follows:

SECTION 11. Financial Covenants. Unless otherwise agreed to in writing, while this agreement is in effect:

(A) Working Capital. The Company will have at the end of each period for which financial statements are required to be furnished pursuant to Section 9(H) hereof an excess of current assets over current liabilities (both as determined in accordance with GAAP consistently applied) of not less than $10,000,000.00, except that in determining current assets, any amount available under the Revolving Term Loan Supplement (less the amount that would be considered a current liability under GAAP if fully advanced) hereto may be included.

5. Except as set forth in this amendment, the MLA, including all amendments thereto, shall continue in full force and effect as written.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized officers as of the date shown above.

FARM CREDIT SERVICES OF AMERICA, FLCA AND FARM CREDIT SERVICES OF AMERICA, PCA	**LINCOLNWAY ENERGY, LLC**
By: Kathryn J. Frahm	By:
Title: VP Commercial Lender	Title:

GS/00031748/V1

EXHIBIT A

Lincolnway Energy, LLC
Nevada, Iowa
Compliance Certificate

As of Month Ended 5/31/14

This Certificate is delivered pursuant to the Master Loan Agreement dated August 21, 2012 (hereinafter referred to as the "MLA") between Lincolnway Energy, LLC (hereinafter referred to as the "Company") and Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA (hereinafter referred to as "Lead Lender"). Terms used herein and defined in the MLA shall have their defined meanings when used herein.

Section 11 (A) - Working Capital

Covenanted Working Capital required to be no less than $10,000,000 at all times

A	GAAP Current Assets	21,117,239	
B	plus: Unadvanced Portion of Term Revolver	5,000,000	
C	Adjusted Current Assets		26,117,239 $0
D	GAAP Current Liabilities	3,607,653	
E	plus: Current Portion of Term Revolver When Fully Advanced	ø	
F	Adjusted Current Liabilities		3,607,653 $0
	GAAP Working Capital (A-D) -->	17,509,586 $0	
G	Adjusted Working Capital (C-F) -->		22,509,586 $0
H	Construction Project's Budgets (as approved by CoBank)**		
I	minus: Amount Spent/Capitalized To Date		
J	Unspent Construction Designated Funds (H-I) -->	$0	
K	Deduct lesser of $6 million or Unspent Contruction Designated Funds		$0
	Compliance (Yes/No) — Yes circled	Covenanted Working Capital (G-K) -->	22,509,586 $0

**$6 million until approved budget is provided on or before June 1, 2013

Section 11 (B) - Net Worth

Net Worth required to be no less than $37,000,000 at all times

Compliance (Yes/No) — Yes circled

Net Worth --> 46,008,017

FINANCIAL OFFICER CERTIFICATION

The undersigned hereby certifies that the foregoing is a correct statement of financial condition and compliance as of the month end stated above, and that, during such month, there existed at no time any condition or event which constituted an event of default or which, after notice or lapse of time or both, would constitute an event of default in the performance of any covenants contained in the MLA.

By: [signature] Title: Interim CFO Date: 6/10/2014